UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

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Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32968 (Commission File Number)	54-2053718 (IRS Employer Identification No.)

641 Lynnhaven Parkway Virginia Beach, Virginia (Address of principal executive offices)	23452 (Zip Code)

Registrant’s telephone number, including area code:  (757) 217-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2015, the Board of Directors (the “Board”) of Hampton Roads Bankshares, Inc. (the “Company”) adopted an amendment (the “Amendment”) to its Bylaws (the “Bylaws”), effective immediately. The Amendment revises Section 2.6 of the Bylaws to provide that directors shall not be eligible for re-election following attainment of the age of seventy-five, unless the Board, by majority vote, elects to waive such retirement age. A copy of the Company’s Bylaws, as amended to date, is filed as Exhibit 3.2 to this report and is incorporated by reference into this Item 5.03.

Item 9.01.             Exhibits.

(d)          Exhibits.

Exhibit No.	Description

3.2	Bylaws of Hampton Roads Bankshares, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

March 27, 2015	By:	/s/ Paul A. Driscoll
Paul A. Driscoll
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.2	Bylaws of Hampton Roads Bankshares, Inc.